SEI INSTITUTIONAL INVESTMENTS TRUST

World Select Equity Fund
(the "Fund")

Supplement Dated January 29, 2019
to the Statement of Additional Information ("SAI") dated September 30, 2018, as amended on
October 2, 2018, October 29, 2018 and December 20, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Changes to the Investment Limitations of the Fund

In the Fund's "Investment Limitations" section, under the sub-heading "Non-Fundamental Policies," paragraph twenty-three is hereby deleted and replaced with the following:

23. With respect to the World Select Equity Fund, under normal circumstances, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies of all capitalization ranges.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1214 (01/19)